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          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

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                    Security Associates International, Inc.
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

                     SECURITY ASSOCIATES INTERNATIONAL, INC.
                        2101 SOUTH ARLINGTON HEIGHTS ROAD
                                    SUITE 100
                        ARLINGTON HEIGHTS, ILLINOIS 60005
                                 (847) 956-8650


May 29, 1999




Dear Stockholder:

         It is my pleasure to invite you to the 1999 Annual Meeting of Stockholders of Security Associates International, Inc. The Annual Meeting will be held at 10:00 a.m. central time, on July 8, 1999, at our corporate offices, located at 2101 S. Arlington Heights Road, Suite 115, Arlington Heights, Illinois 60005.

         The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the items of business that will be discussed during the Annual Meeting. It is important that you vote your shares whether or not you plan to attend the Annual Meeting. To be sure your vote is counted, we urge you to carefully review the Proxy Statement and COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. If you attend the Annual Meeting and wish to vote in person, the ballot that you submit at the Annual Meeting will supercede your proxy.

         I look forward to seeing you at the Annual Meeting. On behalf of the management and Directors of Security Associates International, Inc., I thank you in advance for your continued support and confidence in 1999.

                                                     Sincerely,


                                                     /s/ Ronald I. Davis
                                                     ----------------------
                                                     RONALD I. DAVIS
                                                     Chairman of the Board

                     SECURITY ASSOCIATES INTERNATIONAL, INC.
                        2101 SOUTH ARLINGTON HEIGHTS ROAD
                                    SUITE 100
                        ARLINGTON HEIGHTS, ILLINOIS 60005
                                 (847) 956-8650


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                    TO BE HELD ON JULY 8, 1999, AT 10:00 A.M.

To the Stockholders of Security Associates International, Inc.:

         The 1999 Annual Meeting of Stockholders of Security Associates International, Inc., a Delaware corporation, will be convened at our corporate offices, located at 2101 S. Arlington Heights Road, Suite 115, Arlington Heights, Illinois 60005, on July 8, 1999 at 10:00 a.m. central time. All of our stockholders are entitled and encouraged to attend the Annual Meeting. The following agenda has been set by the Board of Directors:

         (1) To elect five Directors to hold office until the next Annual Meeting of Stockholders as provided in our Bylaws;

         (2) To ratify the selection of Arthur Andersen LLP as our independent public accountants for the fiscal year ending December 31, 1999;

         (3) To consider and vote upon the Security Associates International, Inc. Employee Stock Purchase Plan;

         (4) To consider and vote upon the Security Associates International, Inc. Stock Option Plan; and

         (5) To transact any other business as may properly come before the Annual Meeting or any adjournment.

         Owners of common stock and convertible preferred stock appearing on our stock register at the close of business on May 19, 1999 (the date fixed by our Board of Directors, and known as the "record date"), are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting in person or by proxy. For ten days prior to the Annual Meeting, we will keep a list with the names, addresses, and holdings of the stockholders entitled to vote at the Annual Meeting, available at our corporate office, and at the offices of our transfer agent, LaSalle National Bank, located at 135 South LaSalle Street, Chicago, Illinois 60628. Any stockholder may inspect the list at any time during normal business hours. We will also have the list available for inspection at the Annual Meeting.

         In order to be certain that sufficient votes are present to conduct business at the Annual Meeting, we urge all stockholders who cannot attend to complete, sign, date and return the enclosed proxy card in the envelope provided, as soon as possible. Any stockholder has the right to revoke its proxy at any time before it is voted. If you attend the Annual Meeting in person and wish to revoke your proxy, you should do so at that time. In that event, your proxy will be cancelled and you will be able to cast your vote in person.

                                             By order of the Board of Directors:

                                             /s/ James S. Brannen
                                             --------------------
                                             James S. Brannen
                                             President and CEO




              Our 1998 Annual Report is enclosed with this notice.

                     SECURITY ASSOCIATES INTERNATIONAL, INC.
                        2101 SOUTH ARLINGTON HEIGHTS ROAD
                                    SUITE 100
                        ARLINGTON HEIGHTS, ILLINOIS 60005

                                  -------------

                                 PROXY STATEMENT

                                  -------------

         We are providing the following information in order to request the authority to vote your shares at our 1999 Annual Meeting, and any adjournment. The Annual Meeting will be held on July 8, 1999, at 10:00 a.m. central time, at our corporate offices, located at 2101 S. Arlington Heights Road, Suite 115, Arlington Heights, Illinois 60005, for the purposes stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement.

                                VOTING OF SHARES

         We mailed this Proxy Statement and the enclosed proxy card on May 29, 1999, to request your proxy for the Annual Meeting on behalf of our Board of Directors. The purpose of proxy voting is to ensure that all stockholders of record have an opportunity to vote on matters presented at the Annual Meeting, whether or not they attend in person. You may vote your shares only if you are present, or if you give your proxy to a person who will be present, at the Annual Meeting.

         Each share of our common stock represented at the Annual Meeting is entitled to one vote and each share of convertible preferred stock is entitled to 100 votes. If you intend to vote by proxy, please specify your choices by marking the appropriate boxes on the enclosed proxy card and complete, sign, date and return the proxy card to us, in the envelope provided, before 10:00 a.m. central time on July 8, 1999. Directors are elected by a plurality of the votes cast at the Annual Meeting, if a quorum is present. A plurality means that the five nominees for Director with the largest number of votes will be elected. Any other matters submitted for a vote will be decided by a majority of the votes cast. If you mark "withhold authority" on your proxy card for any nominees for Director, or if you mark your proxy to deny discretionary authority on other matters, your vote will not be counted in determining whether a majority vote was obtained in such matters.

         If you sign the proxy card without giving any instructions, your shares will be voted in favor of the election of all listed Director nominees and also in favor of all of the other items listed in the Notice of Annual Meeting of Stockholders. Your proxy will also exercise his discretion in voting on any other matter brought before the Annual Meeting. We know of no matters, other than those described in the Notice of Annual Meeting of Stockholders, that are to come before the Annual Meeting. If a broker or other nominee does not vote on a proposal, the votes represented by that stock will not be counted in determining the number of votes cast. Stockholders voting by proxy may revoke their proxy at any time before it is voted at the Annual Meeting by delivering a proxy bearing a later date, by a written revocation of the proxy or by attending the Annual Meeting in person and casting a ballot.

         YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. THIS WILL ENSURE THAT YOUR SHARES ARE REPRESENTED.

         As of the Record Date, May 19, 1999, 6,573,165 shares of common stock and 66,659.44 shares of convertible preferred stock (which has the voting power of 6,665,944 shares of common stock ) were issued and outstanding.


     A copy of our 1998 Annual Report is enclosed with this Proxy Statement.

                               BOARD OF DIRECTORS

GENERAL

         The Board of Directors governs our business affairs. The management keeps the Board informed through various reports and information sent to them on a regular basis and by means of financial reports that our President and other officers routinely present at Board and committee meetings.

         The Board met five times in 1998: in January, April, May, August and November. All five Directors were present at each of these meetings. The Board also acted by unanimous written consent, without a meeting, on ten occasions during 1998.

         Biographical information on the Director nominees can be found under the caption "Item No. 1 - Election of Directors."

COMMITTEES

         The Board has a standing Audit Committee and a standing Compensation Committee to assist the Board in carrying out its duties.

         The Audit Committee has three members: Thomas J. Salvatore, Michael B. Jones and Douglas Oberlander. The Audit Committee reviews and examines the adequacy of our internal controls and the objectivity and integrity of our financial reporting. It also meets with our independent public accountants and appropriate financial personnel in our company about these matters.

         The Compensation Committee has three members: Thomas J. Salvatore, Michael B. Jones and Douglas Oberlander. This committee monitors and makes recommendations to the Board with respect to compensation of Directors and officers and administers compensation plans for executive officers.

         The Audit Committee and the Compensation Committee were established in January 1998. The Audit Committee met twice in 1998, in May and November. The Compensation Committee met once in 1998, in January.

DIRECTOR COMPENSATION

         All Directors, other than Mr. Salvatore, are reimbursed for travel expenses incurred in connection with attending Board and committee meetings. Directors are not entitled to additional fees for serving on committees of the Board. On January 6, 1998, when he joined the Board of Directors, Mr. Jones was awarded options to purchase 10,000 shares of our common stock, at an exercise price of $6.00 per share, which expire on December 31, 2002. In February 1999, the Board terminated the $500 per month Directors' fee previously paid to Mr. Oberlander and Mr. Jones. In lieu of the monthly fee and in recognition of their continued commitment, on March 10, 1999, Directors Jones and Oberlander each were awarded options under our Stock Option Plan. These options entitle Directors Jones and Oberlander to purchase 25,000 shares of common stock each. These options, as stated in the individual stock option agreements, are exercisable for a period of six years, half of which are exercisable at $4.50 per share, and the other half at $6.00 per share. Each stock option agreement also provides that if the exercise price of any option is less than the closing price on the date of the Annual Meeting, the exercise price will be changed so that it is equal to the closing market price of the common stock on that date. Stock options granted to Board members vest immediately. The closing price of the common stock on the American Stock Exchange on March 10, 1999, was $3.00. The Stock Option Plan is subject to stockholder approval (see Item 4, below).

                       ITEM NO. 1 - ELECTION OF DIRECTORS

         The Board has determined that the number of Directors shall be five. The five Directors will be elected at the Annual Meeting. Each Director will serve until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified. The following nominees have been selected and approved by the Board for submission to the stockholders: Ronald I. Davis, James S. Brannen, Thomas J. Salvatore, Douglas Oberlander and Michael B. Jones. Unless you give instructions to the contrary on the enclosed proxy card, the proxy or his substitute will vote for these nominees. If, prior to the Annual Meeting, any nominee should become unable or unwilling to serve, your proxy will cast your votes for a substitute named by the Board of Directors.

         The names of nominees for Director, and certain information regarding them, including their principal occupations for the past five years, are as follows:

         RONALD I. DAVIS, age 60, is one of our founders and has been our Chairman of the Board since October 1990. He has many years of experience in the security alarm industry. From 1987 to 1990 he was the principal owner and founder of SAI Partners, Inc., an alarm dealer buying group. SAI Partners, Inc. also provided alarm dealers with other support services such as training and educational programs, consulting, group insurance programs and certain proprietary alarm products manufactured by others. From 1982 to 1987, Mr. Davis was president of Security Alliance Corporation, a franchise company in the alarm industry and a joint venture with Pittway Corporation. Prior to 1982, Mr. Davis was a full time consultant to many of the alarm companies that now make up our network of dealers. Mr. Davis attended Roosevelt University where he earned a Bachelors of Arts degree.

         JAMES S. BRANNEN, age 60, is one of our founders and has been a Director and our President since October 1990, and our Chief Executive Officer since 1993. He was a self-employed consultant in the alarm industry from February 1988 to October 1990. From 1962 until 1987, Mr. Brannen was employed by the First National Bank of Chicago where he served as a senior vice president in the commercial banking department. In that capacity, he managed, among other things, the commercial areas of the bank responsible for lending to the cable television and paging industries. In addition, he managed the secured lending activity and was responsible for organizing and managing the bank's first work-out lending activity. Mr. Brannen earned an A.B. Degree from Dartmouth College and a MBA from Northwestern University.

         THOMAS J. SALVATORE, age 31, was elected a Director in December 1996. Since 1991, Mr. Salvatore has been the Managing General Partner of TJS Partners, L.P. ("TJS"), our principal stockholder. TJS has a contractual right to designate two Directors to our Board of Directors and Mr. Salvatore is one of the designees. The remaining Director has not been designated as of the date of this Proxy Statement. Mr. Salvatore earned a Bachelors Degree in Business Administration from Fordham University.

         DOUGLAS OBERLANDER, age 48, was elected a Director in January 1994. Since 1989, Mr. Oberlander has been President of Lease I, Inc. a commercial lease and finance company serving alarm dealers. From 1965 to 1988, Mr. Oberlander was employed by Oberlander Security, a security alarm dealer. Since 1991, Mr. Oberlander has served as a director of Oberlander Alarms, a security alarm dealer.

         MICHAEL B. JONES, age 47, was elected a Director in January 1998. He has been President of ProFinance Associates, Inc. since 1985. ProFinance has been a securities broker-dealer, registered with the NASD, since 1990. Mr. Jones was with Marine Midland Bank from 1977 until 1985. He was responsible for starting a communications/electronics lending group in 1981 and, eventually, for leading that group. That group was one of the first institutional lenders to the alarm industry. Mr. Jones earned a Bachelors Degree in Liberal Arts from the University of Arizona and a Masters Degree in International Relations from the Johns Hopkins University School of Advanced International Studies.

         The five nominees with the largest numbers of votes cast at the Meeting will be elected as Directors.

RECOMMENDATION:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FIVE NOMINEES LISTED ABOVE.


                 ITEM NO. 2 - RATIFICATION OF THE APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         Our financial statements are included in our Annual Report which is enclosed with this Proxy Statement. The Board of Directors has appointed Arthur Andersen LLP as our independent public accountants to examine our financial statements for the fiscal year ending December 31, 1999, and seeks your ratification of this appointment. The Board of Directors believes that Arthur Andersen LLP is knowledgeable about our operations and accounting practices and is well qualified to act as our independent public accountants.

         Arthur Andersen LLP acted as our principal accountants for the fiscal year ended December 31, 1998. The total fees Arthur Andersen LLP charged us in 1998 were approximately $68,510. These fees included fees incurred in connection with the audit of the annual financial statements, audits of certain businesses we acquired, consultations in connection with our filings with the Securities and Exchange Commission and the preparation of our income tax returns. Arthur Andersen LLP has advised us that it has no material direct or indirect financial interest in our company.

         Our Audit Committee reviewed Arthur Andersen LLP's fees for auditing our 1998 financial statements before the services were provided, and it will review the 1999 audit fees before the services are provided. Generally, other services to be provided by Arthur Andersen LLP will not require prior approval by the Board of Directors, but will be subsequently reviewed by the Board of Directors and the Audit Committee.

         Although the selection of an independent accountant does not require a vote of the stockholders, we believe that it is desirable to have the stockholders ratify the selection. Due to the difficulty and expense involved in retaining another independent firm of accountants on short notice, we do not contemplate appointing another firm to act as our independent accountants for the fiscal year ending December 31, 1999 if the appointment of Arthur Andersen LLP is not ratified. Instead, if the appointment of Arthur Andersen LLP for the fiscal year ending December 31, 1999 is not ratified, the Board of Directors will consider the vote as advice in making their selection of an independent accountant for the following year. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting and he or she will be available to respond to appropriate questions.

         Ratification of the selection of Arthur Andersen LLP requires approval by stockholders holding a majority of the votes eligible to be cast at the Annual Meeting.

RECOMMENDATION:

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ARTHUR ANDERSEN LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1999.

                            ITEM NO. 3 -APPROVAL OF
                  THE SECURITY ASSOCIATES INTERNATIONAL, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


         The Board of Directors adopted The Security Associates International, Inc. Employee Stock Purchase Plan on November 13, 1998, subject to stockholder approval. The following is a brief summary of the material terms of the Plan. The complete text of the Plan is contained in Appendix A to this Proxy Statement.

DESCRIPTION OF THE PLAN

         The purpose of the Plan is to facilitate and encourage our eligible employees to purchase common stock in our company through regular, periodic payroll deductions. The purchase price under the Plan's initial offering will be $2.76 per share, which is eighty-five percent (85%) of the closing sale price of our common stock on April 1, 1999. Under the Plan, the Board of Directors may elect to make additional offerings, the terms of which may differ from the initial offering. One million (1,000,000) shares of our common stock are available under the Plan for the initial and any subsequent offerings. The Board of Directors may make additional offerings to accommodate our future growth or for other reasons they deem appropriate. On April 1, 1999, the market value of the 1,000,000 shares was $3,250,000.

         The Plan will be administered by the Board of Directors or by a committee of the Board. The Board will have full power to construe and interpret the Plan and the rights granted under the Plan, and to establish and amend rules and regulations for its administration. The Board will also have full authority to correct any defect or reconcile any inconsistency in the Plan. All decisions of the Board in this regard are final.

         All of our employees and our subsidiaries' employees who work more than twenty (20) hours per week are eligible to participate in the Plan. As of the date of this Proxy Statement, virtually all of our employees are eligible to participate in the Plan.

          Any eligible employee who wishes to participate in the Plan must have elected to do so prior to April 1, 1999. Any participant may elect to deduct between one percent (1%) and fifteen percent (15%) of his or her gross compensation to purchase common stock under the Plan. A participant may reduce the deduction rate at any time by filing an amendment form with the Board or Board committee. A participant may cease making contributions and withdraw from the Plan at any time before the actual purchase of the shares occurs. The purchase of the shares is to occur on July 1, 2001. A withdrawing participant will be entitled to a distribution of all of his or her payroll deductions with interest calculated at a rate of three and one-half percent (3 1/2%) per year.

         If more than the 1,000,000 shares available under the Plan are subscribed for, then the common stock will be allocated pro rata among the participants based upon the number of shares subscribed for.

         The Board of Directors may amend the Plan, but may not increase the maximum number of shares available for purchase (except upon stock splits and dividends, combinations and similar events) and may not change the class of eligible employees and range of compensation deductions without stockholder approval. The Board of Directors may terminate this Plan at any time. However, no termination or amendment will affect the rights previously granted to participants without their consent.

Federal Income Tax Consequences

         The following is a summary of the federal income tax consequences of the Plan. In order for common stock transactions to qualify for the tax treatment discussed below, the stockholders must approve the Plan. Although we believe that the following statements are currently correct under the Internal Revenue Code, changes or interpretations of the applicable sections of the Code may result in a different tax treatment.

         The Plan is designed to qualify as an employee stock purchase plan under the provisions of Sections 421 and 423 of the Internal Revenue Code. Neither the grant of the right to purchase common stock nor the purchase of common stock under the Plan will have a tax impact on a participant or on our company. A participant's initial tax basis in the common stock purchased under the Plan, for tax purposes, will be 85% of its closing price on April 1, 1999. The closing price on April 1, 1999 was $3.25 per share and participant's initial tax basis will be $2.76 per share. Participants who sell their shares after July 1, 2002, will recognize ordinary income equal to the difference between either $3.25 and $2.76 or the actual sales price when they sell the shares and $2.76 which ever is less. The balance of any gain realized upon the sale of the shares will be taxed as a long-term capital gain. If the employee holds the common stock at the time of his or her death, the holding period requirements are deemed satisfied and the estate will recognize ordinary income and long-term capital gains as described above, upon the sale or other disposition of the common stock. Our company cannot take a tax deduction if the holding period requirements are satisfied or deemed satisfied.

         If a participant disposes of the common stock before July 1, 2002, then the participant will pay ordinary income tax on the difference between the fair market value on the purchase date and $2.76. The balance of any gain realized on the sale of the shares will be taxed as ordinary income. If the holding periods have not been satisfied, our company may deduct the amount of ordinary income recognized by the employee.

         The affirmative vote of a majority of the votes present in person or by proxy will be required to approve the Plan.

RECOMMENDATION:

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.



                            ITEM NO. 4 - APPROVAL OF
                   THE SECURITY ASSOCIATES INTERNATIONAL, INC.
                                STOCK OPTION PLAN

         On March 10, 1999, the Board of Directors adopted the Security Associates International, Inc. Stock Option Plan, subject to stockholder approval. The complete text of the Stock Option Plan is contained in Appendix B to this Proxy Statement.

STOCK OPTION PLAN

         The purpose of our Stock Option Plan is to advance the interests and enhance the value of our company by:

- aligning the economic interests of our key employees, consultants and Directors with those of our stockholders;

- inducing individuals of outstanding ability and potential to join and/or remain with us; and

- providing key employees, consultants and Directors with an additional incentive to contribute to our success.

         The Stock Option Plan will be administered by a committee of the Board of Directors. The committee will have discretion as to which employees, non-employee Directors, consultants or independent contractors will receive options. The committee will also establish the terms, conditions and limitations of each option, including the type and amount of the option, the number of shares of common stock underlying each option, the exercise price and the date or dates upon which the option vests and become exercisable.

         Our Stock Option Plan permits grants of qualified incentive stock options, as defined by the Internal Revenue Code, and also non-qualified stock options. Qualified incentive options must have a per share exercise price equal to the market price of the underlying common stock at the time the option is granted. If a qualified incentive option is granted to any participant who owns more than ten percent of the voting power of our company (a "Significant Stockholder"), then the exercise price per share must be not less than one hundred ten percent (110%) of this price. The exercise price for non-qualified options will be determined by the committee in its sole discretion on the date of grant, and may be less than fair market value.

         Each participant receiving a qualified incentive option must be an employee of our company or of a subsidiary at the time an incentive option is granted. The maximum exercise period may not be greater than ten years (qualified incentive options granted to a Significant Stockholder will have an exercise period of five years). The fair market value of shares as to which qualified incentive options are exercisable for the first time by any key employee during any single calendar year (under this Plan and any other incentive option plan of our company or a subsidiary) may not exceed $100,000.

         A participant who ceases to be an employee, consultant or Director of our company or a subsidiary for any reason other than death, disability or termination "for cause" will be permitted to exercise any option, to the extent it is vested, within three months of such termination. If a participant dies, his or her estate or personal representative may exercise the option, to the extent it was vested and exercisable on the date of death. If a participant becomes permanently disabled, he or she may exercise the option to the extent it was vested and exercisable at the time of the onset of the disability or, if the option vests periodically, to the extent it would have been exercisable as of the next periodic vesting date. In the case of either death or disability, the option must be exercised within twelve (12) months after the date of death or onset of disability, and/or prior to the original expiration date of the option. A participant who is terminated "for cause" will immediately lose all rights to exercise any options.

         On March 10, 1999, the Board of Directors granted options to purchase common stock under the Stock Option Plan to certain executive officers subject to stockholder approval of the Plan. Under the terms of each executive officer's stock option agreement, 50% of the option will be exercisable at $4.50 per share and 50% of the option will be exercisable at $6.00 per share. Each stock option agreement provides that if the exercise price of any option is less than the closing price on the date of the Annual Meeting, the exercise price will be changed so that it is equal to the closing market price of the common stock on that date. The closing price of the common stock on the American Stock Exchange on March 10, 1999, the date the Stock Option Plan was approved by the Board, was $3.00. The options will vest over a three year period (one-third per year, with all of the $4.50 options vesting first), and expire on the sixth anniversary of the grant date. In the event of a stock split or other similar events, the options will be increased or decreased to adjust for the split.

         The Board may amend the Stock Option Plan in any respect and it will seek stockholder approval for such amendments, when approval is required by the Internal Revenue Code or another federal or state statute or the rules of the American Stock Exchange or any other exchange on which our shares may be listed.

         The Board may terminate the Stock Option Plan at any time. However, no termination or amendment will affect the rights of participants under options previously granted without a participant's consent. Unless previously terminated, the Stock Option Plan will terminate on March 10, 2009, and no options will be granted after that date.

         A total of 1,800,000 shares of common stock currently have been made available for issuance under the Stock Option Plan and as of March 10, 1999, the market value of the shares was $5,400,000. The Board of Directors has determined that the number of shares available is consistent with our business objectives, and has set the exercise prices of the options awarded to date materially above the current market price of our common stock.

         The following table presents the benefits or amounts that will be initially received by or allocated to each of the following individuals under the Stock Option Plan:



                                NEW PLAN BENEFITS

            SECURITY ASSOCIATES INTERNATIONAL, INC. STOCK OPTION PLAN


                  Name And Position                             No. of Shares
                                                              Underlying Option
                                                                 Granted(1)
James S. Brannen
      President and Chief Executive Officer                          210,000
Ronald I. Davis
      Chairman of the Board                                          210,000
Stephen Rubin
       Senior Vice President                                         210,000
Ronald J. Carr
       Senior Vice President                                         300,000
Daniel S. Zittnan
       Senior Vice President                                         300,000

Executive Group  (9 individuals)                                   1,530,000
Non-Executive Director Group (3 individuals)                          50,000
Non-Executive Officer Employee Group  (376 individuals)              220,000


1) The New Plan Benefits Table reflects the number of shares underlying the options which the Board has authorized to be granted in the 1999 calendar year.

Federal Income Tax Consequences

         The following is a summary of the federal income tax consequences of the Stock Option Plan.

          In general, a participant will not recognize ordinary income upon the grant or exercise of a qualified incentive stock option. If the participant holds the stock acquired through the exercise of a qualified incentive stock option for one year from the date of exercise and two years from the date of the grant, the participant will recognize long-term capital gain or loss upon a subsequent sale of the stock, based upon the difference between the exercise price and the sale price. However, if the participant sells the stock before the requisite holding periods have elapsed, the participant will recognize ordinary income equal to the difference between the exercise price and the lesser of the sales price or the fair market value on the date of exercise.

          A participant will not recognize ordinary income upon the grant of a non-qualified option. Unlike qualified incentive stock options, however, a participant generally will recognize ordinary income upon exercise of the option, in an amount equal to the difference between the exercise price for the option and the fair market value of the common stock on the exercise date. The common stock acquired through such exercise will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon the subsequent sale of the common stock, a participant generally will recognize a capital gain or loss equal to the excess of the sale price of the common stock over the participant's tax basis in the stock. The capital gain or loss will be long-term or short-term, depending upon the holding period of the shares.

         Neither the grant nor the exercise of a qualified option under the Stock Option Plan will have a tax consequence to our company. However, the exercise of a non-qualified option will entitle our company to a business expense deduction equal to any ordinary income recognized by participants as compensation under the Stock Option Plan.

         The affirmative vote of a majority of the votes present in person or by proxy will be required to approve the Stock Option Plan.

RECOMMENDATION:

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE STOCK OPTION PLAN.


                 OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

         If any other matter properly comes before the Annual Meeting, the proxy will vote your shares in accordance with his best judgment. At the time this Proxy Statement went to press, we knew of no other matters to be presented for stockholder action at the Annual Meeting.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Neither our company nor the Compensation Committee has formally adopted a compensation policy for our executive officers. However, our ultimate goal is to attract, retain and motivate qualified personnel to ensure our long-term success. The Compensation Committee reviewed the informal compensation policy for our executive officers in order to align executive compensation with our business objectives, the economic interests of our stockholders and reward superior performance. Executive compensation has generally consisted of three principal components: base salary, bonus, and equity participation in our company. In the future, equity participation will be awarded through the grant of options under our Stock Option Plan.

         On April 28, 1997, we adopted an executive deferred compensation plan (the Security Associates International, Inc. Supplemental Employees' Retirement
Plan) which allowed the Board of Directors to make annual common stock awards to plan participants. Up to 20% of the total shares of stock authorized for the plan could be earned at the end of each of the five years following the initial authorization. The actual number of shares earned was based on the Compensation Committee's assessment of each officer's performance against our goals and objectives for each year. At the beginning of each year, the Board of Directors met with management to establish budgeted performance goals. These goals included, but were not limited to, increasing the total number of monitored accounts, increasing cash flow, increasing operating margins and decreasing expenses. The Board approved awards based on management's degree of success in meeting these goals for the years 1997 and 1998. In 1997, 162,265 shares were awarded. In 1998, 154,693 shares were awarded. On March 10, 1999, the Board determined that this plan was no longer appropriate for our objectives and, therefore, there would be no further awards under this plan. The Board determined that the Stock Option Plan, as adopted by the Board, and subject to stockholder approval, is fair and a more appropriate means to meet our objectives.

         On August 29, 1996, we entered into a three year employment agreement with James S. Brannen to serve as our President and Chief Executive Officer. This agreement automatically renews for one-year terms after the initial term, unless terminated. Under that agreement, Mr. Brannen currently receives an annual salary of $175,000, which may be increased following an annual salary review. In addition, Mr. Brannen will participate in any additional benefits the Board of Directors makes available to our other executive employees.

         The employment agreements and salary, bonus and common stock awards that we paid or granted to the Chief Executive Officer and to our other most highly compensated executive officers in 1998 are set forth in the tables in the section entitled "Executive Compensation." The Compensation Committee believes that our executive officers are dedicated to increasing stockholder value and that our compensation structure, including the Stock Option Plan, will enhance their dedication and focus.

                           THE COMPENSATION COMMITTEE

Thomas J. Salvatore                Michael B. Jones           Douglas Oberlander



                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

         The Compensation Committee is presently composed of Thomas J. Salvatore, Michael B. Jones and Douglas Oberlander. None of the members of the Compensation Committee is, or was formerly, an officer or employee of our company. Mr. Salvatore is a controlling party of TJS Partners, L.P. Our company's relationship with TJS is described below under the caption "Certain Relationships and Related Transactions."


                    STOCKHOLDER RETURN AND PERFORMANCE GRAPH

         Presented below is a line graph comparing the percent change in the cumulative total stockholder return on our common stock against the Russell 2000 Index and the Mallon Global Security Index. The graph assumes that $100 was invested on January 1, 1994, in our common stock and each of the Russell 2000 Index and the Mallon Global Security Index, and that all dividends were reinvested.


             [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLLY BLANK]

                            TOTAL STOCKHOLDER RETURNS
          PERFORMANCE GRAPH FOR SECURITY ASSOCIATES INTERNATIONAL, INC.

                      Prepared by Buttonwood Advisory Group
         Produced on March 31, 1999 Including Data to December 31, 1998

$100 invested January 1, 1994
(assumes all dividends reinvested)

                      FISCAL YEAR ENDED DECEMBER 31, 1998


                          GRAPHIC REPRESENTATION OF THE
                    INFORMATION CONTAINED IN THE TABLE BELOW.


                    ASSUMES $100 INVESTED ON JANUARY 1, 1994
             ASSUMES DIVIDENDS REINVESTED THROUGH DECEMBER 31, 1998

MEASUREMENT PERIOD         RUSSELL 2000 INDEX        MALLON GLOBAL SECURITY INDEX       THE COMPANY
------------------         ------------------        ----------------------------       -----------
January 1, 1994(1)             $100.00                     $100.00                        $100.00
FYE 1994                       $ 96.79                     $ 98.73                        $ 33.32
FYE 1995                       $122.14                     $146.82                        $ 54.12
FYE 1996                       $140.17                     $207.74                        $374.53
FYE 1997                       $173.50                     $249.92                        $707.48
FYE 1998                       $168.69                     $253.50                        $524.35


1)       The price of our common stock was $0.75 on this date.


                               EXECUTIVE OFFICERS

         The following table presents information with respect to our executive officers. The biographies of James S. Brannen and Ronald I. Davis appear above under Item No. 1 - Election of Directors.


        NAME                   AGE                   POSITION WITH THE COMPANY
        ----                   ---                   -------------------------
RONALD I. DAVIS                 60          CHAIRMAN OF THE BOARD OF DIRECTORS
JAMES S. BRANNEN                60          PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR
RONALD J. CARR                  47          SENIOR VICE PRESIDENT
STEPHEN RUBIN                   52          SENIOR VICE PRESIDENT
HOWARD SCHICKLER                51          VICE PRESIDENT, GENERAL COUNSEL, AND SECRETARY
DANIEL S. ZITTNAN               44          SENIOR VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER
KAREN B. DANIELS                44          VICE PRESIDENT
TIMOTHY M. MCAULIFF             40          VICE PRESIDENT

         RONALD J. CARR has been a Vice President since March 1997, and a Senior Vice President and Chief Operating Officer for the Central Station Division since August 1998. Mr. Carr is also the President of a number of our operating subsidiaries, and he is a member of the Board of Directors of the Central Station Alarm Association. From March 1996 to March 1997, Mr. Carr was Director of Telecommunications and Central Station Operations for SecurityLink, a subsidiary of Ameritech. From 1991 to 1996 he was Director of Telecommunications for ADT, Inc. Mr. Carr earned a Bachelors Degree in Business Administration from Brookdale College.

         STEPHEN RUBIN is one of our founders and has been a Senior Vice President since October 1990. From 1987 to 1990, he was a Senior Vice President of SAI Partners, Inc. Mr. Rubin is primarily responsible for the design and implementation of our marketing and dealer programs. From 1978 to 1986, Mr. Rubin was an officer of Davis Marketing Group and Security Alliance Corporation. Mr. Rubin earned a Bachelors Degree from Northern Michigan University and an MBA from Loyola University.

         HOWARD SCHICKLER has served as General Counsel of our company since January 1997, was appointed Secretary on October 1997 and Vice President in April 1998. Prior to joining us, Mr. Schickler spent eight years with Sachnoff & Weaver, Ltd., a Chicago law firm. He became a member of that firm in 1994. Mr. Schickler earned a Bachelors Degree from Brooklyn College, MA and an MBA from The University of Wisconsin at Milwaukee and a JD from Northwestern University.

         DANIEL S. ZITTNAN has been a Senior Vice President since August 1998, and has served as our Chief Financial Officer and Treasurer since October 1997. Prior to joining us, Mr. Zittnan spent over thirteen years with Arthur Andersen LLP, most recently as a Senior Manager. Mr. Zittnan earned a Bachelors Degree in accounting from DePaul University and is a member of the AICPA and ICPA Society.

         KAREN B. DANIELS has been a Vice President since October 1997, having been a consultant to us from March to October 1997. Prior to that she was with Ameritech AIIS since 1995. Ms. Daniels is primarily responsible for internal financial management and reporting. From March, 1990, to June, 1995, Ms. Daniels was Vice President/Controller for Editel-Chicago, a division of Unitel Video, Inc., a video post-production company. Ms. Daniels earned a Bachelors Degree in Industrial Administration-Finance from Iowa State University. Ms. Daniels is also a Certified Public Accountant.

         TIMOTHY M. MCAULIFF has been a Vice President since 1998, having served in various positions with us since 1996. Mr. McAuliff is primarily responsible for credit operations. Mr. McAuliff served as a Vice President responsible for acquisition and credit for Old Kent Leasing, a subsidiary of Old Kent Financial Corporation from December 1995 to September 1996. From October 1994 to December 1995, Mr. McAuliff was Accounting Manager for Advo, Inc., a direct mail marketing firm. From December 1992 to October 1994, he was Division Controller for a publishing firm, Thomson Corporation. Mr. McAuliff earned a Bachelors Degree in Business Administration from Elmhurst College.

         Our executive officers are appointed annually by the Board of Directors, and they serve at the Board's discretion, until their successors are duly elected and qualified or until his or her death, resignation or removal by the Board. Ronald I. Davis and Stephen Rubin are brothers-in-law. There are no other family relationships between any of our Directors or executive officers.

                             EXECUTIVE COMPENSATION

GENERAL

         The following table is a summary of the compensation awarded or earned by our President and Chief Executive Officer and the other most highly paid executive officers (the "Named Executive Officers") during the last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                           ---------------------------------------------  -------------------------------
                                                                               AWARDS           PAYOUTS
                                                                          -------------------------------
                                                                                      SECURITIES
                                                                           RESTRICTED UNDERLYING
   NAME AND PRINCIPAL                                       OTHER ANNUAL     STOCK       OPTIONS/   LTIP             ALL OTHER
        POSITION             YEAR    SALARY     BONUS       COMPENSATION     AWARDS     SARS(#)   PAYOUTS(4)       COMPENSATION(5)
--------------------------   ----   --------  ---------     ------------   ---------- ---------- ----------       ----------------
James S. Brannen             1998   $175,000   $55,000       $32,215(1)       --         --       $108,888             $2,019
   President and Chief       1997   $125,000   $11,635       $23,835(1)       --         --       $154,103             $  837
   Executive Officer         1996   $ 94,523      --              --          --         --          --                    --
Ronald I. Davis              1998   $175,000   $55,000       $31,889(2)       --         --       $108,888             $  676
   Chairman of the           1997   $125,858   $11,635       $22,949(2)       --         --       $154,103             $  843
   Board(6)
Stephen Rubin                1998   $127,400   $40,000       $16,456(3)       --         --       $67,568              $  697
   Senior Vice President(6)  1997   $104,999   $ 8,462       $11,586(3)       --         --       $95,625              $  694
Ronald J. Carr               1998   $126,538      --         $10,750(8)       --         --       $67,568              $  646
   Senior Vice President(7)
Daniel S. Zittnan(9)         1998   $139,615      --         $4,000(10)       --         --       $67,568                 --
    Senior Vice President


------------------------------

1) Includes $22,871 and $24,965 for automobile allowances for 1997 and 1998, respectively.
2) Includes $22,319 and $25,439 for automobile allowances for 1997 and 1998, respectively.
3) Includes $10,750 and $11,856 for automobile allowances for 1997 and 1998, respectively.
4) Earned awards under our Supplemental Employees' Retirement Plan. See "Supplemental Employees' Retirement Plan."
5) Amount is matching funds pursuant to our 401(k) Plan.
6) Annual salary and bonus did not exceed $100,000 in 1996.
7) Annual salary and bonus did not exceed $100,000 in 1996 and 1997.
8) Includes $10,750 for automobile allowance.
9) Annual salary and bonus did not exceed $100,000 in 1996 and 1997.
10) Includes $4,000 for automobile allowance.


              [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

EXECUTIVE OPTION EXERCISES TABLE

         The following table contains information concerning the stock option exercises made by the Named Executive Officers in 1998. No Named Executive Officer other than those listed in the table below exercised options in 1998. No Named Executive Officer held options or SARs at the end of fiscal year 1998.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES


                                                        NUMBER OF SECURITIES UNDERLYING     VALUE OF UNEXERCISED IN-THE
                                                        UNEXERCISED OPTIONS/SARs AT         MONEY OPTIONS/SARs AT
                                                        FISCAL YEAR END                     FISCAL YEAR END
                    SHARES ACQUIRED      VALUE          -------------------------------     ---------------------------
       NAME           ON EXERCISE       REALIZED           EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
       ----         ---------------     --------        -------------------------------     ---------------------------
Ronald I. Davis        120,000(1)       $525,000                   --/--                         --/--
Stephen Rubin            40,000         $175,000                   --/--                         --/--


-------------

1) Mr. Davis is the sole stockholder of SAI Partners, Inc., which is the sole general partner of J, S & R Ltd., L.P., the limited partners of which are James S. Brannen and Stephen Rubin. On June 1, 1998, SAI Partners contributed warrants to purchase 120,000 shares of our common stock to J, S & R as a required capital contribution under J, S & R's limited partnership agreement. J, S & R exercised these warrants on August 18, 1998, at the exercise price of $1.00 per share.



              [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

LONG-TERM INCENTIVE PLANS TABLE

         The following table contains information concerning awards under our long-term incentive plan to the Named Executive Officers at the end of fiscal year 1998:


            LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR(1)


                                                                    ESTIMATED FUTURE PAYOUTS UNDER NON-STOCK
                     NUMBER OF SHARES,     PERFORMANCE OR OTHER                PRICE-BASED PLANS
                       UNITS OR OTHER          PERIOD UNTIL         -------------------------------------------
       NAME                RIGHTS          MATURATION OR PAYOUT      THRESHOLD        TARGET         MAXIMUM(1)
------------------  ------------------    ---------------------     ----------     -----------       ----------
James S. Brannen           27,654         Vests 20% per year for        --         42,544            212,722
                                          each of five years                       shares  per       shares
                                          starting FYE 1997  and                   year
                                          1998
Ronald I. Davis            27,654         Vests 20% per year for        --         42,544 shares     212,722
                                          each of five years                       per year          shares
                                          starting FYE 1997 and
                                          1998

Stephen Rubin              17,160         Vests 20% per year for        --         26,400 shares     132,000
                                          each of five years                       per year          shares
                                          starting FYE 1997 and
                                          1998

Ronald J. Carr             17,160         Vests 20% per year for        --         26,400 shares     132,000
                                          each of five years                       per year          shares
                                          starting FYE 1997 and
                                          1998

Daniel S. Zittnan          17,160         Vests 20% per year for        --         26,400 shares     132,000
                                          each of five years                       per year          shares
                                          starting FYE 1997  and
                                          1998


---------------------------

1) The maximum numbers of shares authorized by the Board of Directors for award to each participant over a five-year period. The "Target" column shows the maximum number of shares that could have been awarded for 1998, and the "Number of Shares" column shows the number of shares that were actually awarded for that year. The Board does not plan to make any further awards under this Plan. We had no executive deferred compensation plan prior to the adoption of this plan.

EMPLOYMENT AGREEMENTS

         In August, 1996, we entered into three year employment agreements with James S. Brannen, Ronald I. Davis and Stephen Rubin to serve as our President and Chief Executive Officer, Chairman of the Board of Directors, and Senior Vice President, respectively. Pursuant thereto, Mr. Brannen and Mr. Davis currently receive an annual salary of $175,000, and Mr. Rubin receives an annual salary of $120,000. These amounts may be increased following annual salary reviews. The employment agreements provide that these executives are entitled to severance pay equal to 2.99 times his annual salary at the time of termination upon: (i) expiration of the term of the employment agreement (including any renewals) unless terminated for cause, as defined in the employment agreement; (ii) death or disability; or (iii) if they terminate their employment because of: (a) a diminution of responsibilities or authority or being assigned duties inconsistent with their positions; (b) a requirement that they serve from a location other than the greater Chicago metropolitan area; (c) breach of the employment agreement by our company; or (d) certain change of control transactions of our company. In addition, they are entitled to participate in such other benefits as are offered to other executive employees. The agreements automatically renew for successive one-year periods.

         We anticipate entering into Confidentiality Agreements with all of our other executive officers. These agreements are expected to contain non-compete, non-solicitation, and confidentiality provisions, and also provide that in the event of termination of the executive officer as a result of a change of control each executive officer will be paid a one-time cash payment equal to 2.99 times his or her salary, plus an additional payment to compensate the employee for any federal excise tax imposed as a result of this payment.

         If our Stock Option Plan is approved by our stockholders, certain executive officers will be granted options to purchase shares of our common stock. Under the terms of each executive officer's stock option agreement, which describes the terms of his or her options, 50% of the options will be exercisable at $4.50 per share and 50% of the options will be exercisable at $6.00 per share. The options will expire in six (6) years and will vest over three (3) years. If our company undergoes certain change of control transactions, however, the options will vest immediately. For a description of this plan, please refer to Item 4, above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


         On January 22, 1998, TJS agreed to amend the terms of its 12% redeemable preferred stock. The amendments increased the threshold for triggering TJS' rights to receive payment of accrued but unpaid dividends; to a receive a higher dividend rate (18% instead of 12%); and to convert the 12% redeemable preferred stock plus any accrued but unpaid dividends into common stock.

            As a result of these amendments, the threshold for triggering TJS' right to receive accrued but unpaid dividends was raised to $20,000,000 in "new equity" (from $10,000,000 previously) and, with respect to the other provisions, was raised to $30,000,000 (from $15,000,000 previously). The stockholders approved the amendments to the terms of the 12% redeemable preferred stock at the May 19, 1998 Annual Meeting.

         On January 22, 1998, our line of credit from TJS was amended to increase the threshold for triggering TJS' right to receive payment of all obligations to $30 million (from $15 million previously).

            On June 1, 1998, we sold an additional 155,835 shares of 12% redeemable preferred stock to TJS at $10.00 per share, bringing its total holdings of redeemable preferred stock to 500,000 shares.

         During 1998, the TJS line of credit was amended to increase the amount of borrowing available to us from $5,000,000 to $8,500,000. In the first quarter of 1999, this line of credit was further increased to $10,000,000, of which we have borrowed $9,400,000. The interest rate on these borrowings has remained unchanged at twelve percent (12%) per annum, and the obligations fall due on December 31, 2002.

         During 1998, TJS purchased an additional 2,075 shares by exercising an option. As of April 16, 1999, TJS owns a total of 66,659.44 shares of convertible preferred stock. Each share of convertible preferred stock is convertible into 100 shares of common stock.

         On December 18, 1997, our Board elected Michael B. Jones, the principal stockholder of ProFinance Associates, Inc., to serve as a Director effective January 1, 1998. In consideration of his agreement to become a Director, we granted Mr. Jones an option to purchase 10,000 shares of our common stock at an exercise price of $6.00 per share, expiring on December 31, 2002. We also agreed to pay ProFinance a monthly retainer of $2,500 for financial advisory services during 1998. Under the agreement, ProFinance is entitled to receive a transaction fee for each transaction that it introduces and that is closed. The amount of the transaction fee will be depend on the size of the transaction. Effective January 1, 1999, the monthly retainer was reduced to $1,000.

         In 1997, we agreed to pay ProFinance Associates, Inc. a financing fee of $218,208 in connection with TJS' investment in our company. Under the original agreement ProFinance was to receive additional fees if TJS were to make additional investments in our company. On December 31, 1997, we agreed to amend ProFinance's compensation arrangement so that its entire fee in connection with TJS' investment would be a one time payment of $175,000, and issuance of an option to ProFinance to purchase 25,000 shares of our common stock at an exercise price of $6.00 per share. This option was issued to ProFinance on January 6, 1998, and expires December 31, 2002.

         On August 5, 1998, TJS and ProFinance surrendered options to purchase up to 20% of the common stock of Alarm Funding Corporation, our wholly-owned subsidiary, after we determined to discontinue this line of business. TJS and ProFinance received these options in consideration of providing capital and referring business opportunities, respectively, to Alarm Funding. The $500,000 borrowed from TJS and is now part of our company's obligation to TJS.

           Since January 1, 1998, Ronald I. Davis and Stephen Rubin have exercised options and warrants to acquire shares of common stock for an aggregate price of $160,000 as shown below:


                                                                                         Average
           Option              Exercise      Number of           Aggregate              Per-Share
           Holder               Date          Shares          Exercise Price         Exercise Price
           ------               ----          ------          --------------         --------------
 Ronald I. Davis(1)              8/14/98       120,000             120,000                 1.00

 Stephen Rubin                   8/12/98        40,000              40,000                 1.00

 Totals                                        160,000            $160,000                 1.00



1) Mr. Davis owned his option through SAI Partners, Inc., the sole general partner of J, S & R Ltd., L.P., of which James S. Brannen and Stephen Rubin are the limited partners. On June 1, 1998, SAI Partners contributed 120,000 warrants (to purchase our common stock) to J, S & R as a required capital contribution under J, S & R's limited partnership agreement. J, S & R exercised these warrants on August 14, 1998, at the exercise price of $1.00 per share.

                     STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE
                         OFFICERS AND PRINCIPAL HOLDERS

         The following table presents certain information regarding the beneficial ownership of common stock as of April 16, 1999 by: (a) each person known by us to beneficially own more than five percent of the outstanding shares of common stock; (b) each of our Directors; (c) each of the Named Executive Officers; and (d) all Directors and officers as a group. We believe that each person named below has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable. Only those Named Executive Officers that beneficially own common stock are presented in the table below.

                                                                             BENEFICIAL OWNERSHIP
                                                                     -----------------------------------
                               NAME                                   NUMBER OF SHARES      PERCENT(1)
                               ----                                  -----------------------------------
TJS Partners, L.P.(2)
115 East Putnam Avenue
Greenwich, CT 06830.................................................       6,665,944          50.35%


Ronald I. Davis(3)
c/o Security Associates International, Inc.
2101 S. Arlington Heights Road
Arlington Heights, Illinois 60005...................................         906,333           6.85%


James S. Brannen(4)
c/o Security Associates International, Inc.
2101 S. Arlington Heights Road
Arlington Heights, Illinois 60005...................................         516,616           3.90%

Thomas J. Salvatore(5)
c/o TJS Partners, L.P.
115 East Putnam Ave.
Greenwich, CT 06830.................................................       6,665,944          50.35%


Douglas J. Oberlander
10225 N. Knoxville Avenue
Peoria, Illinois 61615..............................................          96,022             *

Michael B. Jones (6)
c/o ProFinance, Inc.
6540 Lusk Blvd., Suite C-240
San Diego, CA 92121.................................................          41,000             *

Stephen.Rubin(7)
c/o Security Associates International, Inc.
2101 S. Arlington Heights Road
Arlington Heights, Illinois 60005...................................         402,191            3.04%

Daniel S. Zittnan(8)
c/o Security Associates International, Inc.
2101 S. Arlington Heights Road
Arlington Heights, Illinois 60005...................................           3,189             *

Ronald J. Carr(9)
c/o Security Associates International, Inc.
2101 S. Arlington Heights Road
Arlington Heights, Illinois 60005...................................               0             *


All Executive Officers and Directors as a group
  (12 persons)......................................................       8,176,655

---------------
1) Applicable percentage of ownership as of April 16, 1999 is based upon 13,239,109 shares of common stock outstanding (including 6,665,944 shares issuable upon conversion of outstanding shares of convertible preferred stock). Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and unless otherwise noted includes voting and investment power with respect to the shares shown as beneficially owned.

2) Consists of 66,659.44 shares of convertible preferred stock. Each share of convertible preferred stock is convertible into and has the voting rights of 100 shares of common stock. TJS is the only holder of convertible preferred stock.

3) Includes 906,333 shares owned by Mr. Davis and J, S & R Ltd., L.P. Excludes 337 shares owned by Beverly Davis, Mr. Davis' wife, 10,700 shares owned by Scott Davis, Mr. Davis' son, 5,500 shares owned by Ethan Davis, Mr. Davis' grandson, 5,500 shares owned by Benjamin Davis, Mr. Davis' grandson, and 10,500 shares owned by Ann Davis, Mr. Davis' sister, as to which Mr. Davis disclaims beneficial ownership. Does not include 56,662 shares which were awarded under our Supplemental Employees' Retirement Plan.

4) Includes 516,616 shares owned by Mr. Brannen and a family limited partnership. Excludes 7,580 shares owned by Martha A. Brannen, Mr. Brannen's wife, 10,000 shares owned by Craig Brannen, 10,000 shares owned by Sarah B. Ozee and 10,000 shares owned by Peter Brannen, Mr. Brannen's children, as to which Mr. Brannen disclaims beneficial ownership. Does not include 56,662 shares which were awarded under our Supplemental Employees' Retirement Plan.

5) Consists of 66,659.44 shares of convertible preferred stock owned by TJS, Mr. Salvatore controls voting and disposition of these shares as the Managing Partner of TJS.

6) Includes 6,000 shares held directly; an option to purchase 10,000 shares of our common stock at a price of $6.00 per share expiring December 31, 2002; an option held by ProFinance Associates, Inc. (of which Mr. Jones is the principal stockholder) to purchase 25,000 shares of our common stock at a price of $6.00 per share expiring December 31, 2002.

7) Includes 402,191 shares owned by Mr. Rubin. Excludes 9,000 shares owned by Jamie Rubin, Mr. Rubin's son, as to which Mr. Rubin disclaims beneficial ownership. Does not include 35,160 shares which were awarded under our Supplemental Employees' Retirement Plan.

8) Does not include 35,160 shares which were awarded under our Supplemental Employees' Retirement Plan.

9) Does not include 35,160 shares which were awarded under our Supplemental Employees' Retirement Plan.


              [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         The following table presents certain information regarding the beneficial ownership of convertible preferred stock as of April 16, 1999 by: (a) each person known by us to beneficially own more than five percent of the outstanding shares of convertible preferred stock; (b) each of our Directors;
(c) each of the Named Executive Officers; and (d) all Directors and officers as a group. We believe that each person named below has sole voting and investment power with respect to all shares of convertible preferred stock shown as beneficially owned by them, subject to community property laws where applicable. Only TJS Partners, L.P. and Thomas J. Salvatore are the sole beneficial owners of convertible preferred stock.


                                                                             BENEFICIAL OWNERSHIP
                                                                     ------------------------------------
                               NAME                                   NUMBER OF SHARES      PERCENT(1)
                               ----                                  ------------------------------------
TJS Partners, L.P.(2)
115 East Putnam Avenue
Greenwich, CT 06830..................................................    66,659.44             100%

Thomas J. Salvatore(3)
c/o TJS Partners, L.P.
115 East Putnam Avenue
Greenwich, CT 06830..................................................    66,659.44             100%

All Executive Officers and Directors as a group
  (12 persons).......................................................    66,659.44             100%


---------------
1) Applicable percentage of ownership as of April 16, 1999 is based upon 66,659.44 shares of convertible preferred stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and unless otherwise noted includes voting and investment power with respect to the shares shown as beneficially owned.

2) Consists of 66,659.44 shares of convertible preferred stock. Each share of convertible preferred stock is convertible into, and has the voting rights of, 100 shares of common stock.

3) Consists of 66,659.44 shares of convertible preferred stock owned by TJS, Mr. Salvatore controls voting and disposition of these shares as the Managing General Partner of TJS.











              [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         The following table presents certain information regarding the beneficial ownership of 12% redeemable preferred stock as of April 16,1999 by:
(a) each person known by us to beneficially own more than five percent of the outstanding shares of 12% redeemable preferred stock; (b) each of our Directors;
(c) each of the Named Executive Officers; and (d) all of our Directors and officers as a group. We believe that each person named below has sole voting and investment power with respect to all shares of 12% redeemable preferred stock shown as beneficially owned by them, subject to community property laws where applicable. Only TJS Partners, L.P. and Thomas J. Salvatore are the sole beneficial owners of 12% redeemable preferred stock.


                                                                             BENEFICIAL OWNERSHIP
                                                                     ------------------------------------
                               NAME                                   NUMBER OF SHARES      PERCENT(1)
                               ----                                  ------------------------------------
TJS Partners, L.P.(2)
115 East Putnam Avenue
Greenwich, CT 06830.........................                              500,000              100%

Thomas J. Salvatore(3)
C/O TJS Partners, L.P.
115 East Putnam Avenue
Greenwich, CT 06830.........................                              500,000              100%

All Executive Officers and Directors as a group
  (10 persons)..............................
                                                                          500,000              100%

---------------

1) Applicable percentage of ownership as of April 16, 1999 is based upon 500,000 shares of 12% redeemable preferred stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and unless otherwise noted includes voting and investment power with respect to the shares shown as beneficially owned.

2) Consists of 500,000 shares of 12% redeemable preferred stock.

3) Consists of 500,000 shares of 12% redeemable preferred stock owned by TJS, Mr. Salvatore controls voting and disposition of these shares as the Managing General Partner of TJS.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our Directors, executive officers and any persons who beneficially own more than ten percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Such persons are required by the Securities and Exchange Commission regulations to furnish our company with copies of all
Section 16(a) forms they file.

         To our knowledge, based solely on review of the copies of such reports and written representations received by us, during the year ended December 31, 1998, all such Section 16(a) filing requirements were complied with, except for: reports of options exercised by TJS Partners, L.P. which were due in September and November of 1998 on Form 4, but were instead reported on Form 5 in January 1999; and a report of a stock transfer by James S. Brannen, which was due in January 1998 on Form 4, but instead was reported in February 1999 on Form 5.

               STOCKHOLDER PROPOSALS FOR THE 1999 PROXY STATEMENT

         Any stockholder satisfying the Securities and Exchange Commission's requirements and wishing to submit a proposal to be included in the Proxy Statement for the 2000 Annual Meeting of Stockholders should submit the proposal in writing to: Howard Schickler, Secretary, Security Associates International, Inc., 2101 South Arlington Heights Road, Suite 100, Arlington Heights, Illinois 60005. We must receive a proposal by January 30, 2000 in order to consider it for inclusion in the Proxy Statement for the 2000 Annual Meeting of Stockholders.

                                VOTING PROCEDURES

         Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Annual Meeting of Stockholders. With regard to the election of Directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes will be excluded entirely from the vote and will have no effect on the outcome.

                                OTHER INFORMATION

         Our 1998 Annual Report to Stockholders, which includes a copy of our Annual Report on Form 10-K for the fiscal year 1998, is being mailed to all stockholders of record and accompanies this Proxy Statement. Additional copies of the Annual Report on Form 10-K as filed with the Securities and Exchange Commission (excluding exhibits) will be furnished to you, without charge, by writing to John Aneralla, c/o Buttonwood Advisory Group, Inc., P.O. Box 2158, Huntersville, North Carolina 28070.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP, our independent public accountants, has examined our financial statements for the fiscal year ended December 31, 1998. We expect a representative to be available at the Annual Meeting to respond to appropriate questions from stockholders.

                            EXPENSES OF SOLICITATION

         We will pay all expenses in connection with the solicitation of proxies. Solicitation may be made personally, or by telephone, telegraph or mail, by one or more of our employees, who will receive no additional compensation for such activities. In addition, we may engage the services of a professional proxy solicitation firm to assist in the solicitation of proxies and will pay the fees and expenses charged them. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in forwarding copies of solicitation materials to beneficial owners of our common stock and convertible preferred stock held by such persons on May 19, 1999.

         The above Notice of Annual Meeting and Proxy Statement are sent by order of the Board of Directors.


                                           /s/ James S. Brannen
                                           -------------------------------------
                                           JAMES S. BRANNEN
                                           President and Chief Executive Officer




Arlington Heights, Illinois
May 29, 1999

                                                                      APPENDIX A

                     SECURITY ASSOCIATES INTERNATIONAL, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


1.       PURPOSE

         The purpose of the Security Associates International, Inc. Employee Stock Purchase Plan is to provide eligible Employees of Security Associates International, Inc., and its Affiliates with an opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock of the Company on a payroll deduction basis. It is believed that participation in the ownership of the Company will be to the mutual benefit of the eligible Employees and the Company. It is intended that this Plan shall constitute an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of Code Section 423.

2.       DEFINITIONS

         Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Plan, have the following meanings. Wherever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

         (a) ACCOUNT means the funds accumulated with respect to an Employee as a result of deductions from his paycheck for the purpose of purchasing Common Stock under the Plan. The funds allocated to an Employee's Account shall remain the property of the Employee at all times prior to the purchase of the Common Stock, but may be commingled with the assets of the Company and used for general corporate purposes. Except as otherwise set forth herein, no interest shall be paid or accrued on any funds accumulated in the Accounts of Employees.

         (b) AFFILIATE means a corporation, as defined in Section 424(f) of the Code, that is a parent or subsidiary of the Company, direct or indirect.

         (c) BOARD means the Board of Directors of the Company.

         (d) CODE means the Internal Revenue Code of 1986, as amended.

         (e) COMMITTEE means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected.

         (f) COMMON STOCK means the shares of common stock of the Company, $.001 par value.

         (g) COMPANY means Security Associates International, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of the Company.

         (h) COMPENSATION means the compensation paid to an Employee by the Company during a payroll period for federal income tax purposes, as reported on an Employee's Form W-2 (or comparable reporting form) for income tax withholding purposes.

         (i) EFFECTIVE DATE means the date the Plan is adopted by, and made effective by, the Board, subject to the limitations of Section 16.

         (j) EMPLOYEE means any person who is employed by the Company or an Affiliate on a regular full-time or part-time basis. A person shall be considered employed on a regular full-time or part-time basis if he is customarily employed for more than twenty (20) hours per week.

         (k) OFFERING DATE means the date on which the Committee grants Employees the option to purchase shares of Common Stock.

         (l) OFFERING PERIOD means the period between the Offering Date and the Purchase Date.

         (m) PURCHASE DATE means the date on which the Committee purchases the shares of Common Stock, which date shall be the last day of an Offering Period.

         (n) PARTICIPANT means an Employee who elects to participate in the Plan.

         (o) PLAN means the Security Associates International, Inc. Employee Stock Purchase Plan.

3.       ELIGIBILITY

         All Employees of the Company and, if designated by the Board, any Affiliate, who are employed by the Company and/or such designated Affiliate shall be eligible to participate in the Plan on the first Offering Date coincident with or next following the Employee's first day of employment with the Company or an Affiliate.

4.       ADMINISTRATION

         The Plan shall be administered by the Committee, which shall consist of not less than two (2) members of the Board. Subject to the provisions of the Plan, the Committee shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, and application of the Plan shall be final, conclusive, and binding upon all Participants and any and all persons claiming under or through any Participant. Notwithstanding anything to the contrary in the Plan, the Committee shall have the discretion to modify the terms of the Plan with respect to Participants who reside outside of the United States or who are employed by a subsidiary of the Company that has been formed under the laws of any foreign country, if such modification is necessary in order to conform such terms to the requirements of local laws.

5.       STOCK

         (a) The Common Stock to be sold to Participants under the Plan may, at the election of the Company, be either treasury shares, shares acquired on the open market, and/or shares originally issued for such purpose. The aggregate number of shares of Common Stock that shall be made available for purchase under the Plan shall not exceed one million (1,000,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in subparagraph (b) below. In the event any purchase right granted under the Plan expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto will again be available for purchase by Employees upon the exercise of purchase rights. If the total number of shares that otherwise would have been acquired under the Plan on any Purchase Date exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. In such event, the payroll deductions to be made pursuant to the Participants' authorizations shall be reduced accordingly, or refunded to the Participants, as the case may be, and the Company shall give written notice of such reduction or refund to each affected Participant.

         (b) Appropriate adjustments in the aggregate number of shares of Common Stock that shall be made available for purchase under the Plan shall be made to give effect to any stock splits, stock dividends, or other similar changes in the capitalization of the Company occurring after the Effective Date. The establishment of the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell, or otherwise transfer all or any part of its business or assets. Adjustments under this Section 5 shall be made in the sole discretion of the Committee, and its decision shall be binding and conclusive.

         (c) A Participant shall not have any interest in shares covered by his authorized payroll deduction until shares of Common Stock are acquired for his Account.

6.       PARTICIPATION

         (a) Each Employee may become a Participant in the Plan by authorizing a payroll deduction on a form provided by the Committee. Such authorization shall become effective on the Offering Date following the delivery of the authorization form to the Committee (or its designated representative); provided, (i) that the Employee is eligible under
         Section 3 to participate in the Plan on such day and (ii) that if the authorization form is delivered to the Committee later than 4:00 P.M. C.S.T. on the last business day prior to the first day of the Offering Date, it shall not be effective and a new authorization form must be delivered to elect to participate in a subsequent Offering Period.

         (b) At the time an Employee files his authorization for a payroll deduction, he shall elect to have deductions made from each paycheck that he receives, such deductions to continue until the Participant withdraws from the Plan or otherwise becomes ineligible to participate in the Plan. Authorized payroll deductions shall be for a minimum of one percent (1%) and a maximum of fifteen percent (15%) of the Participant's Compensation. The deduction rate so authorized shall continue in effect through the Offering Period and each succeeding Offering Period, subject to the following: (i) a Participant may, at any time during any Offering Period, reduce his rate of payroll deduction by filing a new authorization form with the Company, which shall become effective as soon as practicable after it is filed; and
         (ii) a Participant may increase the rate of his payroll deduction effective as of any subsequent Offering Date by filing a new authorization form with the Committee by 4:00 p.m. C.S.T. on the last business day prior to the next Offering Date.

         (c) All Compensation deductions made for a Participant shall be credited to his Account. Except as may otherwise be provided by the Committee under Section 4, a Participant may not make any separate cash payment into his Account.

7.       PURCHASE OF SHARES

         (a) On the date when a Participant's authorization form for a deduction becomes effective, and on each Offering Date thereafter, he shall be deemed to have been granted an option to purchase as many full shares of Common Stock as he will be able to purchase with the Compensation deductions credited to his Account during the payroll periods within the applicable Offering Period for which the Compensation deductions are made.

         (b) The purchase price for the shares of Common Stock to be purchased with payroll deductions from the Participant shall be equal to eighty-five percent (85%) (or such other amount as the Committee shall authorize, but in no event less than eighty-five percent (85%)) of the "fair market value" of a share of Common Stock on the Offering Date. Fair market value shall be defined as the closing sales price of the Common Stock on the largest national securities exchange on which such Common Stock is listed on the Offering Date. If the Common Stock is not then listed on any such exchange, the fair market value shall be the closing sales price if such is reported or otherwise the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of valuation, or if none, on the most recent trade date thirty (30) days or less prior to the date of valuation for which such quotations are reported. If the Common Stock is not then listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of valuation, or, if none, for the most recent trade date thirty (30) days or less prior to the date of valuation for which such quotations are reported. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.

8.       TIME OF PURCHASE

         From time to time, the Committee shall grant to each Participant an option to purchase shares of Common Stock in an amount equal to the number of shares of Common Stock that the accumulated payroll deductions to be credited to his Account during the Offering Period may purchase at the applicable purchase price. Each Offering Period shall be for a period of twenty-seven (27) months' duration. Each Participant who elects to purchase shares of Common Stock hereunder shall be deemed to have exercised his option automatically on such date of purchase. Administrative and commission costs on purchases shall be paid by the Company. The Committee shall cause to be delivered periodically to each Participant a statement showing his aggregate Compensation deductions for the Offering Period, the price per share paid for the shares of Common Stock purchased for him during the Offering Period, and the amount of cash, if any, remaining in his Account at the end of the Offering Period.

         As soon as practicable following the Purchase Date, the Company shall deliver to the Participant a certificate representing the number of shares of Common Stock purchased for the Participant's Account. All of the cash deposits in his Account shall be paid to him promptly after receipt of notice of withdrawal, with interest at the rate of 3-1/2%, compounded annually. Shares of Common Stock to be delivered to a Participant under the Plan shall be registered in the name of the Participant or, if the Participant so directs in writing to the Committee, in the name of the Participant and such person(s) as may be designated by the Participant, to the extent permitted by applicable law, and delivered to the Participant as soon as practicable after the request for a withdrawal.

9.       CESSATION OF PARTICIPATION

         A Participant may cease participation in the Plan at any time by notifying the Committee in writing of his intent to cease his participation. If such notice is received by the Committee the Company shall distribute to the Participant all of his accumulated payroll deductions, with interest at the rate of 3-1/2%, compounded annually. If any Participant ceases participation in the Plan, no further Compensation deductions shall be made on his behalf after the effective date of his cessation, except in accordance with a new authorization form filed with the Committee as provided in Section 6. Upon ceasing participation in the Plan, a Participant shall not be permitted to reenter the Plan until six (6) months have elapsed from the date his cessation becomes effective.

10.      INELIGIBILITY

         An Employee must be employed by the Company or an Affiliate on the Purchase Date in order to participate in the purchase for that Offering Period. If an option expires without first having been exercised, all funds credited to the Participant's Account shall be refunded, with interest at the rate of 3-1/2%, compounded annually. If a Participant becomes ineligible to participate in the Plan at any time, all Compensation deductions made on behalf of the Participant that have not been used to purchase shares of Common Stock shall be paid to the Participant within sixty (60) days after the Committee determines that the Participant is not eligible to participate in the Plan.

11.      DESIGNATION OF BENEFICIARY

         A Participant may file a written designation of a beneficiary who shall receive any shares of Common Stock (or remaining Compensation deductions) credited to the Participant's Account under the Plan in the event of such Participant's death prior to delivery to him of the certificates for such shares (or remaining Compensation deductions). The designation of a beneficiary may be changed by the Participant at any time by written notice given in accordance with rules and procedures established by the Committee. Upon the death of a Participant, and upon receipt by the Company of proof of the identity and existence, at the Participant's death, of a beneficiary validly designated by him under the Plan, the Company shall deliver such shares of Common Stock (or remaining Compensation deductions) to such beneficiary. In the event of the death of the Participant, and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares (or remaining Compensation deductions) to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Company, in its sole discretion, may deliver such shares (or remaining Compensation deductions) to the Participant's spouse or to any one or more dependents or relatives of the Participant, or to such other person or persons as the Company may designate on behalf of the estate of such deceased Participant.

12.      TRANSFERABILITY

         Neither Compensation deductions credited to a Participant's Account nor any rights with regard to Plan participation or the right to purchase shares of Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by a Participant other than by will or the laws of descent and distribution; provided, however, that shares of Common Stock purchased on behalf of a Participant and left in his Account shall be subject to his absolute control. Any attempted assignment, transfer, pledge, or other disposition shall be void and without effect.

13.      AMENDMENT OR TERMINATION

         The Board may, without further action on the part of the stockholders of the Company, at any time amend the Plan in any respect, or terminate the Plan, except that it may not:

         (a) Permit the sale of more shares of Common Stock than are authorized under Section 5;

         (b) Change the class of Affiliates whose Employees are eligible to participate in the Plan; or

         (c) Effect a change inconsistent with Section 423 of the Code or the regulations issued thereunder.

14.      NOTICES

         All notices or other communications by a Participant under or in connection with the Plan shall be deemed to have been duly given when received in writing by the Chief Financial Officer of the Company or when received in the form specified by the Committee at the location and by the person designated by the Committee for the receipt thereof.

15.      LIMITATIONS

         Notwithstanding any other provisions of the Plan:

         (a) The Company intends that this Plan shall constitute an employee stock purchase plan within the meaning of Section 423 of the Code. Any provisions required to be included in the Plan under said Section, and under regulations issued thereunder, are hereby included as though set forth in the Plan at length.

         (b) No Employee shall be entitled to participate in the Plan if, immediately after the grant of an option hereunder, the Employee would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or an Affiliate. For purposes of this Section 15, stock ownership shall be determined under the rules of Section 424(d) of the Code and stock that the Employee may purchase under outstanding options shall be treated as stock owned by the Employee.

         (c) No Employee shall be permitted to purchase Common Stock hereunder if his right and option to purchase Common Stock under this Plan and under all other employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Affiliates would result in an entitlement to purchase Common Stock in any one (1) calendar year in excess of a fair market value of $25,000 (determined at the time of grant).

         (d) All Employees shall have the same rights and privileges under the Plan, except that the amount of Common Stock that may be purchased pursuant to the Plan shall bear a uniform relationship to an Employee's Compensation. All rules and determinations of the Committee shall be uniformly and consistently applied to all persons in similar circumstances.

         (e) Nothing in the Plan shall confer upon any Employee the right to continue in the employment of the Company or any Affiliate or affect the right that the Company or any Affiliate may have to terminate the employment of such Employee.

         (f) No Participant shall have any right as a stockholder unless and until certificates for shares of Common Stock are issued to him or allocated to his Account.

         (g) If under any provision of the Plan that requires a computation of the number of shares of Common Stock to be purchased, the number so computed is not a whole number of shares of Common Stock, such number of shares of Common Stock shall be rounded down to the next whole number.

         (h) The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his own affairs. A Participant, therefore, may sell shares of Common Stock purchased under the Plan at any time he chooses, subject to compliance with any applicable federal or state securities laws or any applicable Company restriction or blackout periods; provided, however, that because of certain federal tax requirements, each Participant shall agree, by entering the Plan:

             (i) promptly to give the Company notice of any shares of Common Stock disposed of within two (2) years after the date of grant of the applicable option, or within one (1) year of the Purchase Date, and the number of such shares disposed of (a "disqualifying disposition");

             (ii) that the Company may withhold, pursuant to Code ss.ss. 3102, 3301, and 3402, from his wages and other cash compensation paid to him in all payroll periods following in the same calendar year, any additional taxes the Company may become liable for in respect of amounts includable in his income as additional compensation as a result of a disqualifying disposition of Common Stock acquired under the Plan, or as a result of the acquisition of Common Stock under the Plan; and

             (iii) that he shall repay the Company any amount of additional taxes the Company may become liable for in respect of amounts includable in his income as additional compensation as a result of a disqualifying disposition of Common Stock acquired under the Plan, or as a result of the acquisition of Common Stock under the Plan, that cannot be satisfied by withholding from the wages and other cash compensation paid to him by the Company.


         (i) This Plan is intended to comply in all respects with applicable law and regulations, including with respect to Participants who are officers or directors for purposes of Section 16 of the Securities Exchange Act of 1934, as amended from time to time, Rule 16b-3 of the Securities and Exchange Commission. In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulations (including Rule 16b-3), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Rule 16b-3), so as to further the intent of this Plan. Notwithstanding anything herein to the contrary, with respect to Participants who are officers and directors for purposes of
         Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time, and if required to comply with the rules promulgated thereunder, such Participants shall not be permitted to direct the sale of any Common Stock purchased hereunder until at least six (6) months have elapsed from the date of a purchase, unless the Committee determines that the sale of the Common Stock otherwise satisfies the then current Rule 16b-3 requirements.

16.      EFFECTIVE DATE AND APPROVALS

         The Plan shall become effective at a time when:

         (a) the Plan has been adopted by the Board; and

         (b) a registration statement on Form S-8 under the Securities Act of 1933, as amended, has become effective with respect to the Plan; and

         (c) the Committee has notified the eligible Employees that they may commence participation in the Plan; and

         (d) the Plan is approved by the holders of a majority of the outstanding shares of Common Stock of the Company, which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. In the event such stockholder approval is not obtained, the Plan shall terminate and have no further force or effect, and all amounts collected from the Participants during any initial Offering Period(s) hereunder shall be refunded.

Unless sooner terminated by the Board, or as set forth above, the Plan shall terminate upon the earlier of (i) the tenth (10th) anniversary of the adoption of the Plan by the Board, or (ii) the date on which all shares available for issuance under the Plan shall have been sold under the Plan.

17.      APPLICABLE LAW

All questions pertaining to the validity, construction, and administration of the Plan shall be determined in conformity with the laws of Illinois, to the extent not inconsistent with Section 423 of the Code and the regulations thereunder.

Adopted the 13th day of November, 1998.

                                                                      APPENDIX B

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                               STOCK OPTION PLAN


I.       PURPOSE AND DEFINITIONS

         A.       PURPOSE OF THE PLAN

                  The Plan is intended to encourage ownership of Shares by Key Employees and Key Non-Employees in order to attract and retain such Key Employees in the employ of the Company or an Affiliate, or to attract such Key Non-Employees to provide services to the Company or an Affiliate, and to provide additional incentive for such persons to promote the success of the Company or an Affiliate.

         B.       DEFINITIONS

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Plan, have the following meanings:

                  1.       AFFILIATE means a corporation which, for purposes of
                           Section 422 of the Code, is a parent or subsidiary of the Company, direct or indirect.

                  2.       BOARD means the Board of Directors of the Company.

                  3.       CODE means the Internal Revenue
                           Code of 1986, as amended.

                  4. COMMITTEE means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected. If the Board delegates powers to a committee, then, such committee shall consist initially of not less than two (2) members of the Board, each member of which must be a "non-employee director," within the meaning of the applicable rules promulgated pursuant to the Exchange Act. In addition, no member of the Committee shall receive any Option pursuant to the Plan or any similar plan of the Company or any Affiliate while serving on the Committee unless the Board determines that the grant of such an Option satisfies the then current Rule 16b-3 requirements under the Exchange Act. Notwithstanding anything herein to the contrary, and insofar as the Board determines that it is necessary in order for compensation recognized by Participants pursuant to the Plan to be fully deductible to the Company for federal income tax purposes, each member of the Committee also shall be an "outside director" (as defined in regulations or other guidance issued by the Internal Revenue Service under Code Section 162(m)).

                  5. COMPANY means Security Associates International, Inc., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed, or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

                  6. DISABILITY or DISABLED means permanent and total disability as defined in Section 22(e)(3) of the Code.

                  7. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

                  8. INCENTIVE OPTION means an Option which, when granted, is intended to be an "incentive stock option," as defined in Section 422 of the Code.

                  9. KEY EMPLOYEE means an employee of the Company or of an Affiliate (including, without limitation, an employee who also is serving as an officer or director of the Company or of an Affiliate), designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan.

                  10. KEY NON-EMPLOYEE means a non-employee director, consultant, or independent contractor of the Company or of an Affiliate who is designated by the Board or the Committee as being eligible to be granted one or more Options under the Plan.

                  11. NONSTATUTORY OPTION means an Option which, when granted, is not intended to be an "incentive stock option," as defined in Section 422 of the Code.

                  12. OPTION means a right or option granted under the Plan.

                  13. OPTION AGREEMENT means an agreement between the Company and a Participant executed and delivered pursuant to the Plan.

                  14. PARTICIPANT means a Key Employee to whom one or more Incentive Options or Nonstatutory Options are granted under the Plan, and a Key Non-Employee to whom one or more Nonstatutory Options are granted under the Plan.

                  15. PLAN means this Stock Option Plan, as amended from time to time.

                  16. SHARES means the following shares of the capital stock of the Company as to which Options have been or may be granted under the Plan: treasury shares or authorized but unissued Common Stock, $.001 par value, or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Article VI of the Plan.

II.      SHARES SUBJECT TO THE PLAN

         The aggregate number of Shares as to which Options may be granted from time to time shall be One Million Eight Hundred Thousand (1,800,000) Shares (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article VI hereof); provided, however, that, in accordance with Section 162(m) of the Code, the aggregate number of Shares as to which Options may be granted in any calendar year to any one Key Employee shall not exceed Four Hundred Thousand (400,000) (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article VI hereof).

         If an Option ceases to be "outstanding," in whole or in part, the Shares which were subject to such Option, if the Option was not exercised, shall be available for the granting of other Options. Any Option shall be treated as "outstanding" until such Option is exercised in full, terminates or expires under the provisions of the Plan or Option Agreement, or is canceled by agreement of the Company and the Participant.

         Subject to the provisions of Article VI, the aggregate number of Shares as to which Incentive Options may be granted shall be subject to change only by means of an amendment of the Plan duly adopted by the Company and approved by the stockholders of the Company within one year before or after the date of the adoption of any such amendment.

III.     ADMINISTRATION OF THE PLAN

         The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

         Subject to the provisions of the Plan, the Committee is authorized to:

         A. interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

         B. determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees shall be granted Options;

         C. determine the Key Non-Employees to whom Nonstatutory Options shall be granted;

         D. determine whether the Option to be granted shall be an Incentive Option or Nonstatutory Option;

         E. determine the number of Shares for which an Option or Options shall be granted;

         F. provide for the acceleration of the right to exercise an Option (or portion thereof); and

         G. specify the terms and conditions upon which Options may be granted;

         provided, however, that with respect to Incentive Options, all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of preserving the tax status of the Incentive Options as incentive stock options within the meaning of
         Section 422 of the Code.

         All determinations of the Committee shall be reduced to writing and signed by or on behalf of the Committee. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

IV.      ELIGIBILITY FOR PARTICIPATION

         The Committee may at any time and from time to time grant one or more Options to one or more Key Employees or Key Non-Employees and may designate the number of Shares to be subject to each Option so granted, provided, however, that (i) each Participant receiving an Incentive Option must be a Key Employee of the Company or of an Affiliate at the time an Incentive Option is granted; (ii) no Incentive Options shall be granted after the expiration of ten (10) years from the earlier of the date of the adoption of the Plan by the Company or the approval of the Plan by the stockholders of the Company; and (iii) the fair market value of the Shares (determined at the time the Option is granted) as to which Incentive Options are exercisable for the first time by any Key Employee during any single calendar year (under the Plan and under any other incentive option plan of the Company or an Affiliate) shall not exceed $100,000.

         Notwithstanding the foregoing, no individual who is a member of the Committee shall be eligible to receive an Option, unless the Board determines that the grant of the Option satisfies the then current Rule 16b-3 requirements under the Exchange Act. If, at any time, the Company is no longer subject to Section 16 of the Exchange Act, then no individual who is a member of the Committee shall be eligible to receive an Option under the Plan unless the granting of such Option shall be approved by the Committee, with all of the members voting thereon being disinterested members. For the purpose of this Article IV, a "disinterested member" shall be any member who shall not then be, or at any time within the year prior thereto have been, granted an Option under the Plan or any other plan of the Company or an Affiliate, other than an Option granted under a formula plan established by the Company or an Affiliate.

         Notwithstanding any of the foregoing provisions, the Committee may authorize the grant of an Option to a person not then in the employ of or serving as a director, consultant, or independent contractor of the Company or of an Affiliate, conditioned upon such person becoming eligible to become a Participant at or prior to the execution of the Option Agreement evidencing the actual grant of such Option.

V.       TERMS AND CONDITIONS OF OPTIONS

         Each Option shall be set forth in an Option Agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted. Except for the setting of the Option price under Paragraph A, no Option shall be granted and no purported grant of any Option shall be effective until such Option Agreement shall have been duly executed on behalf of the Company and by the Participant. Each such Option Agreement shall be subject to at least the following terms and conditions:

         A.       OPTION PRICE

                  The exercise price of the Shares covered by each Option granted under the Plan shall be determined by the Committee. The Option price per share shall be such amount as may be determined by the Committee in its sole discretion on the date of the grant of the Option. In the case of an Incentive Option, if the optionee owns directly or by reason of the applicable attribution rules ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company, the Option price (per share) of the Shares covered by each Incentive Option shall be not less than the "fair market value" of the Shares on the date of the grant of the Incentive Option. In all other cases of Incentive Options, the Option price shall be not less than one hundred ten percent (110%) of the said fair market value on the date of grant. If the Shares are listed on any national securities exchange, the fair market value shall be the closing sales price, if any, on the largest such exchange on the date of the grant of the Option, or, if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option. If the Shares are not then listed on any such exchange, the fair market value of such Shares shall be the closing sales price if such is reported or otherwise the mean average of the closing "Bid" and the closing "Ask" prices, if any, as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or if none, on the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported. If the Shares are not then either listed on any such exchange or quoted on NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the Option, or, if none, for the most recent trade date thirty (30) days or less prior to the date of the grant of the Option for which such quotations are reported. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.

         B.       NUMBER OF SHARES

                  Each Option shall state the number of Shares to which it pertains.

         C.       TERM OF OPTION

                  Each Incentive Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Option Agreement may provide, and shall be subject to earlier termination as herein provided, except that if the Option price is required under Paragraph A of this Article V to be at least one hundred ten percent (110%) of fair market value, each such Incentive Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided.

         D.       DATE OF EXERCISE

                  Upon the authorization of the grant of an Option, or at any time thereafter, the Committee may, subject to the provisions of Paragraph C of this Article V, prescribe the date or dates on which the Option becomes exercisable, and may provide that the Option rights become exercisable in installments over a period of years, or upon the attainment of stated goals.

         E.       MEDIUM OF PAYMENT

                  The Option price shall be paid on the date of purchase specified in the notice of exercise, as set forth in Paragraph
                  I. It shall be paid in such form (permitted by Section 422 of the Code in the case of Incentive Options) as the Committee shall, either by rules promulgated pursuant to the provisions of Article III of the Plan, or in the particular Option Agreement, provide.

         F.       TERMINATION OF EMPLOYMENT

                  1. A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination for cause, may exercise any Option granted to such Participant, to the extent that the right to purchase Shares thereunder has become exercisable on the date of such termination, but only within three (3) months after such date, or, if earlier, within the originally prescribed term of the Option, and subject to the condition that no Option shall be exercisable after the expiration of the term of the Option. A Participant's employment shall not be deemed terminated by reason of a transfer to another employer which is the Company or an Affiliate.

                  2. A Participant who ceases to be an employee or Key Non-Employee for cause shall, upon such termination, cease to have any right to exercise any Option. For purposes of this Plan, cause shall be deemed to include (but shall not be limited to) wrongful appropriation of funds of the Company or an Affiliate, divulging confidential information about the Company or an Affiliate to the public, the commission of a gross misdemeanor or felony, or the performance of any similar action that the Board or the Committee, in their sole discretion, may deem to be sufficiently injurious to the interests of the Company or an Affiliate to constitute substantial cause for termination. The determination of the Board or the Committee as to the existence of cause shall be conclusive and binding upon the Participant and the Company.

                  3. A Participant who is absent from work with the Company or an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined at Paragraph B(6) of
                           Article I hereof), or who is on leave of absence for any purpose permitted by any authoritative interpretation (i.e., regulation, ruling, case law, etc.) of Section 422 of the Code, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his employment or relationship with the Company or with an Affiliate, except as the Committee may otherwise expressly provide or determine.

                  4. Paragraph F(1) shall control and fix the rights of a Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination for cause, and who subsequently becomes Disabled or dies. Nothing in Paragraphs G and H of this Article V shall be applicable in any such case except that, in the event of such a subsequent Disability or death within the three (3) month period after the termination of employment or, if earlier, within the originally prescribed term of the Option, the Participant or the Participant's estate or personal representative may exercise the Option permitted by this Paragraph F, in the event of Disability, within twelve (12) months after the date that the Participant ceased to be an employee or Key Non-Employee of the Company or of an Affiliate or, in the event of death, within twelve (12) months after the date of death of such Participant.

         G.       TOTAL AND PERMANENT DISABILITY

                  A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant (i) to the extent that the right to purchase Shares thereunder has become exercisable on or before the date such Participant becomes Disabled as determined by the Committee, and (ii) if the Option becomes exercisable periodically under Paragraph D, to the extent of any additional rights that would have become exercisable had the Participant not become so Disabled until after the close of business on the next periodic exercise date.

                  A Disabled Participant shall exercise such rights, if at all, only within a period of not more than twelve (12) months after the date that the Participant became Disabled as determined by the Committee (notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled) or, if earlier, within the originally prescribed term of the Option.

         H.       DEATH

                  In the event that a Participant to whom an Option has been granted ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of such Participant's death, such Option, to the extent that the right is exercisable but not exercised on the date of death, may be exercised by the Participant's estate or personal representative within twelve (12) months after the date of death of such Participant or, if earlier, within the originally prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant were alive and had continued to be an employee or Key Non-Employee of the Company or of an Affiliate.

         I.       EXERCISE OF OPTION AND ISSUE OF STOCK

                  Options shall be exercised by giving written notice to the Company. Such written notice shall: (l) be signed by the person exercising the Option, (2) state the number of Shares with respect to which the Option is being exercised,
                  (3) contain the warranty, if any, required by Paragraph M of this Article V, and (4) specify a date (other than a Saturday, Sunday or legal holiday) not less than five (5) nor more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased. Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option. On the date specified in such written notice (which date may be extended by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Option Shares prior to the issuance thereof, whether pursuant to the provisions of Article VI or otherwise), the Company shall accept payment for the Option Shares and shall deliver to the person or persons exercising the Option in exchange therefor an appropriate certificate or certificates for fully paid non-assessable Shares. In the event of any failure to take up and pay for the number of Shares specified in such written notice on the date set forth therein (or on the extended date as above provided), the right to exercise the Option shall terminate with respect to such number of Shares, but shall continue with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.

         J.        RIGHTS AS A STOCKHOLDER

                   No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option except as to such Shares as have been issued to or registered in the Company's share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price.

         K.        ASSIGNABILITY AND TRANSFERABILITY OF OPTION

                   Unless otherwise permitted by the Code and by Rule 16b-3 of the Exchange Act, if applicable, and approved in advance by the Committee, an Option granted to a Participant shall not be transferable by the Participant and shall be exercisable, during the Participant's lifetime, only by such Participant or, in the event of the Participant's incapacity, his guardian or legal representative. Except as otherwise permitted herein, such Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph K, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.

         L.        OTHER PROVISIONS

                   The Option Agreement for an Incentive Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option can be an "incentive stock option" within the meaning of Section 422 of the Code. Further, the Option Agreements authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable and which, in the case of Incentive Options, are not inconsistent with the requirements of Section 422 of the Code.

           M.      PURCHASE FOR INVESTMENT

                   Unless the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled. In accordance with the direction of the Committee, the persons who exercise such Option shall warrant to the Company that, at the time of such exercise, such persons are acquiring their Option Shares for investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and shall make such other representations, warranties, acknowledgments and affirmations, if any, as the Committee may require. In such event, the persons acquiring such Shares shall be bound by the provisions of the following legend (or similar legend) which shall be endorsed upon the certificate(s) evidencing their Option Shares issued pursuant to such exercise.

                        "The shares represented by this certificate have been acquired for investment and they may not be sold or otherwise transferred by any person, including a pledgee, in the absence of an effective registration statement for the shares under the Securities Act of 1933 or an opinion of counsel satisfactory to the Company that an exemption from registration is then available."

                   Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining any consent that the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

VI.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; SALE OF COMPANY

         In the event that the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, change in par value, stock split-up, combination of shares or dividend payable in capital stock, or the like, appropriate adjustments to prevent dilution or enlargement of the rights granted to, or available for, Participants shall be made in the manner and kind of shares for the purchase of which Options may be granted under the Plan, and, in addition, appropriate adjustment shall be made in the number and kind of Shares and in the Option price per share subject to outstanding Options. No such adjustment shall be made which shall, within the meaning of Section 424 of the Code, constitute such a modification, extension, or renewal of an Option as to cause the adjustment to be considered as the grant of a new Option.

         Notwithstanding anything herein to the contrary, the Company may, in its sole discretion, accelerate the timing of the exercise provisions of any Option in the event of a tender offer for the Company's Shares, the adoption of a plan of merger or consolidation under which all the Shares of the Company would be eliminated, or a sale of all or substantially all of the Company's assets. Alternatively, the Company may, in its sole discretion, cancel any or all Options upon any of the foregoing events and provide for the payment to Participants in cash of an amount equal to the difference between the Option price and the price of a Share, as determined in good faith by the Committee, at the close of business on the date of such event, multiplied by the number of Shares subject to Option so canceled. The preceding two sentences of this Article VI notwithstanding, the Company shall be required to accelerate the timing of the exercise provisions of any Option if (i) any such business combination is to be accounted for as a pooling-of-interests under APB Opinion 16 and (ii) the timing of such acceleration does not prevent such pooling-of-interests treatment.

         Upon a business combination by the Company or any of its Affiliates with any corporation or other entity through the adoption of a plan of merger or consolidation or a share exchange or through the purchase of all or substantially all of the capital stock or assets of such other corporation or entity, the Board or the Committee may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date of such transaction, will become employees or directors of, or consultants to, the Company or its Affiliates. The number of Shares subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effected. Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the Committee, as the case may be. Upon the grant of substitute Options pursuant hereto, the options to purchase securities of such other corporation or entity for which such Options are substituted shall be canceled immediately.

VII.     DISSOLUTION OR LIQUIDATION OF THE COMPANY

         Upon the dissolution or liquidation of the Company other than in connection with a transaction to which the preceding Article VI is applicable, all Options granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant under the applicable Options have not otherwise terminated and expired, the Participant shall have the right immediately prior to such dissolution or liquidation to exercise any Option granted hereunder to the extent that the right to purchase shares thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.

VIII.    TERMINATION OF THE PLAN

         The Plan shall terminate (10) years from the earlier of the date of its adoption or the date of its approval by the stockholders. The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Options granted or Option Agreements executed prior to the effective date of such termination. Except as may otherwise be provided for under Articles VI and VII, and notwithstanding the termination of the Plan, any Options granted prior to the effective date of the Plan's termination may be exercised until the earlier of (i) the date set forth in the Option Agreement, or (ii) ten (10) years from the date the Option is granted, and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.

IX.      AMENDMENT OF THE PLAN

         The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, determines to submit such changes to the Plan to its stockholders for approval.

X.       EMPLOYMENT RELATIONSHIP

         Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment of a Participant, nor to prevent a Participant from terminating the Participant's employment with the Company or an Affiliate.

XI.      INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

XII.     SAVINGS CLAUSE

         This Plan is intended to comply in all respects with applicable law and regulations, including, (i) with respect to those Participants who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 of the Securities and Exchange Commission, if applicable, and (ii) with respect to executive officers, Code Section 162(m). In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Rule 16b-3 and Code Section 162(m)), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Rule 16b-3 and Code Section 162(m)) so as to foster the intent of this Plan. Notwithstanding anything herein to the contrary, with respect to Participants who are officers and directors for purposes of Section 16 of the Exchange Act, no grant of an Option to purchase Shares shall permit unrestricted ownership of Shares by the Participant for at least six (6) months from the date of the grant of such Option, unless the Board determines that the grant of such Option to purchase Shares otherwise satisfies the then current Rule 16b-3 requirements.

XIII.    WITHHOLDING

         Except as otherwise provided by the Committee,

         A. The Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan; and

         B. In the case of any taxable event hereunder, a Participant may elect, subject to the approval in advance by the Committee, to satisfy the withholding requirement, if any, in whole or in part, by having the Company withhold Shares of Common Stock that would otherwise be transferred to the Participant having a Fair Market Value, on the date the tax is to be determined, equal to the minimum marginal tax that could be imposed on the transaction. All elections shall be made in writing and signed by the Participant.

XIV.     EFFECTIVE DATE

         This Plan shall become effective upon adoption by the Board, provided that within one (1) year before or after such adoption by the Board (or within such earlier time period as may be required by the Exchange Act, if applicable) the Plan is approved by the stockholders of the Company. If such approval is not obtained, then this Plan and all Options granted hereunder shall be null and void ab initio.

XV.      GOVERNING LAW

This Plan shall be governed by the laws of the State of Illinois and construed in accordance therewith.


Adopted this 1st day of April, 1999.

                            PROXY FOR ANNUAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
SECURITY ASSOCIATES INTERNATIONAL, INC.
2101 SOUTH ARLINGTON HEIGHTS ROAD
SUITE 100
ARLINGTON HEIGHTS, ILLINOIS 60005

         I hereby appoint Howard Schickler as Proxy, with the power to appoint his substitute, and hereby authorize him to represent and to vote, as designated below, all the shares of common stock and convertible preferred stock of Security Associates International, Inc. held of record by me on May 19, 1999, at the Annual Meeting of Stockholders to be held on July 8, 1999, or any adjournment thereof.

1.       ELECTION OF DIRECTORS (Mark only one box)


                  FOR [ ]                            AGAINST [ ]
                  All nominees listed below          All nominees listed below
                  (except as marked to the           (except as marked to the
                  contrary below)                    contrary below)

Ronald I. Davis; James S. Brannen; Thomas J. Salvatore; Douglas Oberlander; Michael B. Jones

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS THE FISCAL YEAR ENDED DECEMBER 31, 1999 (Mark only one box)



                FOR    [ ]            AGAINST  [ ]               ABSTAIN  [ ]


3. PROPOSAL TO APPROVE THE SECURITY ASSOCIATES INTERNATIONAL, INC. EMPLOYEE STOCK PURCHASE PLAN (Mark only one box)



                FOR    [ ]            AGAINST  [ ]               ABSTAIN  [ ]


4. PROPOSAL TO APPROVE THE SECURITY ASSOCIATES INTERNATIONAL, INC. STOCK OPTION PLAN (Mark only one box)



                FOR    [ ]            AGAINST  [ ]               ABSTAIN  [ ]


5. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.


This Proxy when properly executed will be voted in the manner directed by you. If no direction is made, this Proxy will be voted FOR Proposals 1,2,3, and 4.

Please sign exactly as name appears below.


----------------------------------------
(Affix Mailing Label Here)


Date: ___________________, 1999

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE PROMPTLY.

         When shares are held by joint tenants, both should sign. When signing as executor, trustee, guardian or in another representative capacity, please give your full title in that capacity. If a corporation, please sign in full corporate name by the president or other authorized officer. If a limited liability company, please sign in the name of the company by an authorized person. If a partnership, please sign in partnership name by an authorized person.


-----------------------------------------
Signature of Stockholder



-----------------------------------------
Signature, if held jointly




         If signing as attorney, executor, administrator, trustee or guardian or on behalf of an entity (corporation, partnership, etc.), please indicate office or capacity.


Title: ____________________________________